UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         January 21, 2003
         Date of Report (Date of Earliest Event Reported)


                      PACIFIC WEBWORKS, INC.
      (Exact name of registrant as specified in its charter)

          Nevada                    000-26731                87-0627910
----------------------------   -----------------------    ----------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
     of incorporation)                                   Identification No.)


                  180 South 300 West, Suite 400
                    Salt Lake City, Utah 84101
             (Address of principal executive offices)

                          (801) 578-9020
                  Registrant's telephone number

                    FORWARD LOOKING STATEMENTS

      This report contains forward-looking statements and you should not place undue reliance on these forward-looking statements. We intend to identify forward-looking statements in this report by using words such as "believes," "intends," "expects," "may," will," "should," "plan," "projected," "contemplates," "anticipates," or similar statements. These statements are based on our beliefs, as well as assumptions we have made using information currently available to us. Because these statements reflect our current views concerning future events, these statements involve risks, uncertainties and assumptions. Actual future events may differ significantly from the results discussed in the forward-looking statements due to such contingent factors as: successful due diligence, shareholder approval, and registration of the shares for the transaction.


ITEM 5:  OTHER EVENTS

     On January 21, 2003, Pacific WebWorks signed a letter of intent to be acquired as the wholly-owned subsidiary of IDI Global, Inc., a Nevada corporation. IDI Global is a publicly traded reporting company which is a holding company with one wholly-owned subsidiary, Internet Development, Inc. The parties to the letter of intent will begin formal due diligence prior to entering into a final agreement and have established a closing date not later than March 31, 2003.

     The letter of intent contemplates a stock-for-stock exchange of all of Pacific WebWorks' outstanding shares, approximating 23,359,473, for a certain amount of IDI Global common shares. The exchange rate has not been determined at the time of this filing, but the parties anticipate no greater than a 3-to-1 exchange. If this ratio is finalized, then three Pacific WebWorks shares would be exchanged for one IDI Global share. The stock-for-stock exchange will be contingent upon approval of any final agreement by a majority of the shareholders of Pacific WebWorks and the registration of the shares to be issued by IDI Global prior to the stock-for-stock exchange.

     IDI Global expects to capitalize on the experience of our management team by combining the management of both companies. The letter of intent provides that IDI Global's board of directors appoint two directors from our management team to IDI Global's board of directors. Accordingly, our President, Christian R. Larsen, and our CEO, Kenneth W. Bell, will be appointed as directors.

About IDI Global

     IDI Global operates through its wholly-owned subsidiary, Internet Development. Inc. which designs, develops and markets user-friendly, Internet-based software applications and development tools on an integrated service platform for small business customers and customers that have large affiliate networks. It also provides Internet-based applications to small business and home office businesses that require web and e-commerce tools to create a virtual presence on the Internet.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PACIFIC WEBWORKS, INC.


        01/22/03                        /s/ Christian R. Larsen
Date: ________________            By: _____________________________________
                                      Christian R. Larsen
                                      President and Director